EXHIBIT 10.36

                             REGISTRATION AGREEMENT

        This Registration Agreement ("Agreement") dated as of the ____ day of October 1996 is by and among Offshore Energy Development Corporation, a Delaware corporation (the "Company"), and Gaylen J. Byker, R. Keith Anderson, Douglas H. Kiesewetter as trustee of the Douglas H. and Deborah M. Kiesewetter 1989 Revocable Management Trust, David B. Strassner as trustee of the David B. and Cathy C. Strassner 1989 Revocable Management Trust, Douglas H. Kiesewetter as trustee of the Douglas H. and Betty G. Kiesewetter 1983 Revocable Management Trust, Douglas H. Kiesewetter as trustee of the Sarah K. Nelson 1988 Trust, R. Keith Anderson as trustee f/b/o Fara Malone, R. Keith Anderson as trustee f/b/o E.J. Anderson, R. Keith Anderson as trustee f/b/o Ronald K. Anderson, The Christian Community Foundation, and Natural Gas Partners, L.P. (collectively, the "Selling Stockholders").

                                    RECITALS

        WHEREAS, the Company is planning a public offering ("Offering") of shares of its common stock, par value $0.01 per share ("Common Stock"), to be underwritten by a group of underwriters ("Underwriters") for whom Morgan Keegan & Company, Inc. and Principal Financial Securities, Inc. are serving as representatives ("Representatives"); and

        WHEREAS, the Selling Stockholders have requested that the Company include shares of Common Stock held by the Selling Stockholders in the Offering, either as part of the 3,182,000 shares to be sold initially (the "Firm Shares") or as part of the 477,300 shares for which the Underwriters will be granted an option to purchase to cover overallotments (the "Option Shares"); and

        WHEREAS, the Selling Stockholders will receive their shares of Common Stock pursuant to an Agreement and Plan of Reorganization dated as of August 30, 1996 by and among the Company and the other parties named therein (the "Reorganization Agreement"), which incorporates a Plan of Merger, as amended (the "Plan of Merger"), by and between the Company and Offshore Energy Development Corporation, a Texas corporation ("Offshore Texas"); and

        WHEREAS, each of the Selling Stockholders either executed the Reorganization Agreement or caused such Selling Stockholders' shares of common stock of Offshore Texas to be voted in favor of approval of the Plan of Merger; and

        WHEREAS, the shares of Common Stock to be issued to the Selling Stockholders pursuant to the Reorganization Agreement will constitute restricted securities within the meaning of Rule 144 ("Rule 144") promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Selling Stockholders' holding periods for purposes of Rule 144 may be deemed to commence upon receipt of such shares pursuant to the Reorganization Agreement, in which case the Selling Stockholders will not have access to the public market for the Common Stock for two years following the consummation of the transaction contemplated by the Reorganization Agreement; and

        WHEREAS, as an inducement for the Selling Stockholders to execute the Reorganization Agreement or cause their shares of common stock of Offshore Texas to be voted in favor of approval of the Plan of Merger, as the case may be, the Company has agreed to enter into this Agreement providing for the inclusion of the Selling Stockholders' shares of Common Stock in the Offering; and

        WHEREAS, the Company recognizes that it may receive certain benefits from the inclusion of the Selling Stockholders' shares in the Offering, including a broader public float and a more active trading market for the Common Stock;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Company and the Selling Stockholders agree as follows:

        1. INCLUSION OF SHARES IN OFFERING. The Company agrees that the Selling Stockholders may include shares of Common Stock held by them in the Offering as follows:

 SELLING STOCKHOLDER                                 SHARES TO BE INCLUDED

 Gaylen J. Byker                                     136,500 Firm Shares
 R. Keith Anderson                                   45,500 Firm Shares and
                                                          22,750 Option Shares
 David B. Strassner as trustee of the David B
        and Cathy C. Strassner 1989
        Revocable Management Trust                   68,250 Option Shares
 Douglas H. Kiesewetter as trustee of the
        Douglas H. and Deborah M.
        Kiesewetter 1989 Revocable
        Management Trust                             22,750 Option Shares
 Douglas H. Kiesewetter as trustee of the
        Douglas H. and Betty G. Kiesewetter
        1983 Revocable Management Trust              22,750 Option Shares
 Douglas H. Kiesewetter as trustee of the
        Sarah K. Nelson 1988 Trust                   6,250 Option Shares
 R. Keith Anderson as trustee f/b/o
        Fara Malone                                  3,750 Option Shares

 R. Keith Anderson as trustee f/b/o
        E. J. Anderson                              3,750 Option Shares
 R. Keith Anderson as trustee f/b/o
        Ronald K. Anderson                          3,750 Option Shares
 The Christian Community Foundation                 47,150 Option Shares
 Natural Gas Partners, L.P.                         201,150 Option Shares

        2. TERMINATION OF OFFERING. The Company and each of the Selling Stockholders agree that in the event the Company or Underwriters terminate the Offering prior to its completion, none of the Selling Stockholders shall have any right to sell any of their shares in the Offering and this Agreement shall terminate.

        3. EXPENSES. The Company shall be responsible for and shall bear all expenses relating to the inclusion of the Selling Stockholders' shares of Common Stock in the Offering.

        4. UNDERWRITING AGREEMENT. Each of the Selling Stockholders agrees to enter into an Underwriting Agreement ("Underwriting Agreement") with the Underwriters and the Company containing reasonable and customary representations, warranties, covenants and indemnities, including, without limitation, indemnification of the Underwriters by the Selling Stockholders.

        5. PROVISION OF INFORMATION; INDEMNIFICATION. In connection with the registration of the shares of Common Stock to be included in the Offering with the Securities and Exchange Commission, each Selling Stockholder agrees to furnish to the Company in writing such information with respect to such Selling Stockholder as the Company or the Underwriters reasonably request for use in connection with a Registration Statement on Form S-1, and any amendments thereto, or any prospectus or preliminary prospectus contained in such Registration Statement (or amendment or supplement to any such prospectus) and shall severally, but not jointly, indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act of 1933, as amended) and each other Selling Stockholder against any losses, claims, damages, liabilities and expenses, joint or several (including reimbursement of legal fees and any amounts paid in settlement, effected with such Selling Stockholder's consent, which consent shall not be unreasonably withheld) to which the Company or any such other persons may become subject arising out of, based upon or otherwise caused by any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Selling Stockholder so furnished in writing by such Selling Stockholder and made in reliance on and in conformity with such written information.

        7. MISCELLANEOUS. (a) All questions concerning the validity, operation and interpretation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the internal laws and not the laws of conflicts of the State of Texas.

               (b) The headings and titles to the paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereto or affect the construction or interpretation of any provision hereof.

               (c) No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy in respect of any occurrence or event on one occasion shall not be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

               (d) This Agreement contains the entire agreement of the parties and supersedes all other agreements, oral or written, heretofore made with respect to the subject matter hereof and the transactions contemplated hereby.

               (e) Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall be ineffective as to such jurisdiction, without affecting any other provision of this Agreement, or shall be deemed to be severed or modified to conform with such law, and the remaining provisions of this Agreement shall remain in force, provided that the purpose of this Agreement can be effected. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

               (f) This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts together shall constitute but one and the same instrument.

               (g) Except as otherwise provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

        IN WITNESS WHEREOF, the parties hereto have executed as of the date first above written.

                                  OFFSHORE ENERGY DEVELOPMENT
                                         CORPORATION


                                  By:
                                  Name:
                                  Title:



                                  Gaylen J. Byker



                                  R. Keith Anderson



                                  Douglas H. Kiesewetter as trustee of the
                                         Douglas H. and Deborah M. Kiesewetter
                                         1989 Revocable Management Trust



                                  David B. Strassner as trustee of the David B.
                                         and Cathy C. Strassner 1989
                                         Revocable Management Trust



                                  Douglas H. Kiesewetter as trustee of  the
                                         Douglas H. and Betty G. Kiesewetter
                                         1983 Revocable Management Trust



                                  Douglas H. Kiesewetter as trustee of the
                                         Sarah K. Nelson 1988 Trust

                                  R. Keith Anderson as trustee
                                         f/b/o Fara Malone



                                  R. Keith Anderson as trustee
                                         f/b/o E.J. Anderson



                                  R. Keith Anderson as trustee
                                         f/b/o  Ronald K. Anderson

                                  THE CHRISTIAN COMMUNITY FOUNDATION


                                  By:
                                  Name:
                                  Title:

                                  NATURAL GAS PARTNERS, L.P.
                                  By: G.F.W. Energy, L.P., its general partner


                                  By:
                                         David R. Albin
                                         Authorized Representative